DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP Limited-Term Diversified Income Series
Delaware VIP REIT Series
Delaware VIP Small Cap Value Series
Delaware VIP Smid Cap Growth Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

(the “Series”)

Supplement to the Series’ Statement of Additional Information
dated April 30, 2014

The third paragraph under “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions” in the Series’ Statement of Additional Information is deleted in its entirety and replaced with the following:

For purposes of a Series’ concentration policy, the Series intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. In applying a Series’ fundamental policy concerning concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.  In addition, in applying Delaware VIP Smid Cap Growth Series’ and Delaware VIP U.S. Growth Series’ policies on concentration, they will divide the technology sector into various sub-categories (e.g., computers, internet, software, and telecommunication services).

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Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated July 11, 2014.